FAS3 P1 07/21

SUPPLEMENT DATED JULY 15, 2021

TO THE PROSPECTUS DATED OCTOBER 1, 2020

OF

FRANKLIN PAYOUT 2021 FUND

FRANKLIN PAYOUT 2022 FUND

(series of Franklin Fund Allocator Series)

The prospectus is amended as follows:

The following is added to the “Fund Summaries” and “Fund Details” sections of the prospectus:

On July 14, 2021, the Board of Trustees of Franklin Fund Allocator Series, on behalf of Franklin Payout 2021 Fund and Franklin Payout 2022 Fund (each, “a Fund” and collectively, “the Funds”), approved a proposal to liquidate and dissolve the Funds. The liquidations are anticipated to occur on or about September 28, 2021 (Liquidation Date); however, the liquidations may occur sooner if at any time before the liquidation date there are no shares outstanding in the Funds. The liquidations may also be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on July 15, 2021, the Funds will be closed to all new investors. Existing investors who had an open and funded account on July 15, 2021 can continue to invest in the Funds through exchanges and additional purchases after such date. The Funds will not accept any additional purchases after the close of market on or about September 21, 2021. The Funds reserve the right to change this policy at any time.

Shareholders of the Funds on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidations, the Funds may declare taxable distributions of their income and/or capital gain; and (c) an exchange out of the Funds prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Funds’ liquidations in light of their individual circumstances.

Please keep this supplement with your prospectus for future reference.